Exhibit 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF DECEMBER 11, 2000


RIG NAME               RATED        DESIGN                        LOCATION          STATUS                  OPERATOR
                       WATER
                       DEPTH
--------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'         Mat Cantilever                GOM               Contracted              Walter
--------------------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'         Mat Cantilever                GOM               Contracted              Chevron
--------------------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'         Mat Slot                      GOM               Contracted              Cliffs/Chieftain
--------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'         Independent Leg Cantilever    GOM               Contracted              BP Vastar
--------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'         Independent Leg Cantilever    GOM               Contracted              BP Vastar
--------------------------------------------------------------------------------------------------------------------------------
Ocean Spur             250'         Independent Leg Cantilever    GOM               Contracted              BP Vastar
--------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'         Independent Leg Cantilever    Indonesia         Contracted              Maxus
--------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'         Independent Leg Cantilever    Indonesia         Contracted              Maxus
--------------------------------------------------------------------------------------------------------------------------------
Ocean King             300'         Independent Leg Cantilever    GOM               Contracted              BP
--------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'         Independent Leg Cantilever    GOM               Undergoing Repairs               -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'         Independent Leg Cantilever    GOM               Contracted              EOG Resources
--------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'         Independent Leg Cantilever    GOM               Contracted              BP Vastar
--------------------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'         Independent Leg Slot          GOM               Contracted              BP Vastar
--------------------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'         Independent Leg Slot          GOM               Contracted              Houston Exploration
--------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'         Aker H-3                      Cote D'lvoire     Contracted              DOTS/Santa Fe
--------------------------------------------------------------------------------------------------------------------------------
Ocean Century          800'         Korkut                        GOM               Cold Stacked                     -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'       Bethlehem SS-2000             GOM               Contracted              Stone Energy
--------------------------------------------------------------------------------------------------------------------------------

RIG NAME               RATED        DESIGN                        LOCATION          STATUS                  OPERATOR
                       WATER
                       DEPTH
--------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'       Aker H-3                      North Sea         Contracted              Veba
--------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,200'       Korkut                        Singapore         Stacked Ready                    -
--------------------------------------------------------------------------------------------------------------------------------
Ocean General          1,200'       Korkut                        Australia         Contracted              Coastal
--------------------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'       Korkut                        GOM               Stacked Ready                    -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'       Victory Class                 Australia         Contracted              Kerr McGee
--------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'       Earl & Wright Sedco 711       NorthsSea         Contracted              Venture
                                    Series
--------------------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'       Aker H-3                      North Sea         Contracted              Talisman
--------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'       Aker H-3                      Brazil            Contracted              Petrobras
--------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'       Victory Class                 GOM               Cold Stacked                     -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'       Victory Class                 GOM               Stacked Ready                    -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'       Victory Class                 GOM               Cold Stacked                     -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'       F&G SS-2000                   GOM               Contracted              Walter
--------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'       F&G SS-2000                   GOM               Contracted              Kerr McGee
--------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'       F&G SS-2000                   GOM               Contracted              Walter
--------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'       F&G SS-2000                   Brazil            Contracted              Petrobras
--------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'       Victory Class                 GOM               Contracted              Mariner
--------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'       DP DYVI Super Yatzy           Brazil            Contracted              Petrobras
--------------------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'       F&G 9500 Enhanced Pacesetter  GOM               Contracted              Shell
--------------------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'       Victory Class                 GOM               Contracted              DOTS/Shell
--------------------------------------------------------------------------------------------------------------------------------

RIG NAME               RATED        DESIGN                        LOCATION          STATUS                  OPERATOR
                       WATER
                       DEPTH
--------------------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'       Aker H-3                      Brazil            Contracted              Petrobras
--------------------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'       Victory Class                 GOM               Contracted              Kerr McGee
--------------------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'       Victory Class                 GOM               Contracted              BP
--------------------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'       Ocean Odyssey                 GOM               Contracted              BP
--------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'       Ocean Odyssey                 GOM               Contracted              Amerada Hess
--------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,500'       DP Ocean Ranger II Modified   Brazil            Contracted              Petrobras
--------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,000'       Victory Class                 Singapore         Shipyard Upgrade                 -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'       DP Aker H-3.2 Modified        GOM               Contracted              BP
--------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'       DP Fluor/Mitsubishi           Brazil            Contracted              Petrobras
--------------------------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **

RIG NAME               CURRENT TERM                   START DATE                ESTIMATED END DATE


----------------------------------------------------------------------------------------------------------
Ocean Crusader         first of two wells             late November 2000        late December 2000
----------------------------------------------------------------------------------------------------------
Ocean Drake            four month extension plus      late September 2000       late January 2001
                       option
----------------------------------------------------------------------------------------------------------
Ocean Champion         one well assignment from       mid November 2000         late December 2000
                       Pogo
----------------------------------------------------------------------------------------------------------
Ocean Columbia         one year term plus option      mid January 2000          mid January 2001
----------------------------------------------------------------------------------------------------------
Ocean Spartan          six month term plus option     late November 2000        late May 2001
----------------------------------------------------------------------------------------------------------
Ocean Spur             six month term plus option     early October 2000        early April 2001
----------------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term                  mid September 2000        early August 2002
----------------------------------------------------------------------------------------------------------
Ocean Heritage         Substitution for Ocean         mid October 2000          late March 2001
                       Sovereign
----------------------------------------------------------------------------------------------------------
Ocean King             90 day term plus option        late October 2000         late February 2001
----------------------------------------------------------------------------------------------------------
Ocean Nugget                      -                   late September 2000       mid February 2001
----------------------------------------------------------------------------------------------------------
Ocean Summit           one well extension             mid November 2000         early January 2001
----------------------------------------------------------------------------------------------------------
Ocean Warwick          six month term plus option     early October 2000        early April 2001
----------------------------------------------------------------------------------------------------------
Ocean Titan            one-well plus option           early December 2000       early February 2001
----------------------------------------------------------------------------------------------------------
Ocean Tower            one well                       early August 2000         mid December 2000
----------------------------------------------------------------------------------------------------------
Ocean Liberator        two wells                      late October 2000         late January 2001
----------------------------------------------------------------------------------------------------------
Ocean Century                     -                             -                           -
----------------------------------------------------------------------------------------------------------
Ocean Ambassador       one well plus option           late November 2000        mid December 2000
----------------------------------------------------------------------------------------------------------

RIG NAME               CURRENT TERM                   START DATE                ESTIMATED END DATE


----------------------------------------------------------------------------------------------------------
Ocean Nomad            one well plus one sidetrack    late October 2000         mid January 2001
----------------------------------------------------------------------------------------------------------
Ocean Epoch                       -                             -                           -
----------------------------------------------------------------------------------------------------------
Ocean General          one well plus two options      early December 2000       early January 2001
----------------------------------------------------------------------------------------------------------
Ocean New Era                     -                             -                           -
----------------------------------------------------------------------------------------------------------
Ocean Bounty           second of two wells            late November 2000        late December 2000
----------------------------------------------------------------------------------------------------------
Ocean Guardian         one well                       mid August 2000           mid December 2000
----------------------------------------------------------------------------------------------------------
Ocean Princess         two wells plus two option      early November 2000       early March 2001
----------------------------------------------------------------------------------------------------------
Ocean Whittington      three-year term                mid March 1998            mid March 2001
----------------------------------------------------------------------------------------------------------
Ocean Prospector                  -                             -                           -
----------------------------------------------------------------------------------------------------------
Ocean Endeavor                    -                             -                           -
----------------------------------------------------------------------------------------------------------
Ocean Rover                       -                             -                           -
----------------------------------------------------------------------------------------------------------
Ocean Concord          one-well                       mid November 2000         early January 2001
----------------------------------------------------------------------------------------------------------
Ocean Lexington        P&A program                     early December 2000      late January 2001
----------------------------------------------------------------------------------------------------------
Ocean Saratoga         one well                       early November 2000       late December 2000
----------------------------------------------------------------------------------------------------------
Ocean Yorktown         five-year term                 early June 1996           early June 2001
----------------------------------------------------------------------------------------------------------
Ocean Voyager          one well                       early November 2000       mid December 2000
----------------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term                 early November 1998       early November 2003
----------------------------------------------------------------------------------------------------------
Ocean Worker           four-year term plus option     mid January 1998          mid January 2002
----------------------------------------------------------------------------------------------------------
Ocean Quest            P&A program                    late November 2000        mid December 2000
----------------------------------------------------------------------------------------------------------

RIG NAME               CURRENT TERM                   START DATE                ESTIMATED END DATE


----------------------------------------------------------------------------------------------------------
Ocean Winner           two-year term                  early May 1999            early May 2001
----------------------------------------------------------------------------------------------------------
Ocean Star             Kerr McGee                     early December 2000       early February 2001
----------------------------------------------------------------------------------------------------------
Ocean Victory          three-year term                mid November 1997         early March 2001
----------------------------------------------------------------------------------------------------------
Ocean America          one well                       late August 2000          mid February 2001
----------------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term                   late September 1999       mid January 2001
----------------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term                early September 2000      early September 2003
----------------------------------------------------------------------------------------------------------
Ocean Baroness                    -                             -               February 2002
----------------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term                 upon customer acceptanc   five-year term
----------------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term                mid January 2000          mid January 2003
----------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **

RIG NAME                DAYRATE         FUTURE CONTRACT
                        (IN             AND
                        THOUSANDS)      OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Crusader          lower 20's      contracted for two wells plus option with Walter in
                                        lower 20's ending mid January 2001
--------------------------------------------------------------------------------------------
Ocean Drake             mid 30's        available
--------------------------------------------------------------------------------------------
Ocean Champion          mid 30's        one well plus option with Pogo in mid 30's ending
                                        mid January 2001; followed by one well plus option
                                        in upper 30's with Dominion ending early April 2001.
--------------------------------------------------------------------------------------------
Ocean Columbia          upper teens     available
--------------------------------------------------------------------------------------------
Ocean Spartan           lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Spur              upper 30's      available
--------------------------------------------------------------------------------------------
Ocean Sovereign         lower 30's      shipyard repairs beginning mid December 2000 and
                                        ending late March 2001
--------------------------------------------------------------------------------------------
Ocean Heritage          lower 30's      Substitution for Ocean Sovereign beginning early
                                        October 2000 ending late March 2001
--------------------------------------------------------------------------------------------
Ocean King              lower 50's      available
--------------------------------------------------------------------------------------------
Ocean Nugget                   -        available
--------------------------------------------------------------------------------------------
Ocean Summit            lower 50's      contracted for completion of previous well with EOG
                                        Resources in lower 30's ending late January 2001
--------------------------------------------------------------------------------------------
Ocean Warwick           lower 50's      available
--------------------------------------------------------------------------------------------
Ocean Titan             mid 30's        available
--------------------------------------------------------------------------------------------
Ocean Tower             mid 30's        available
--------------------------------------------------------------------------------------------
Ocean Liberator         lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Century                  -                                 -
--------------------------------------------------------------------------------------------
Ocean Ambassador        mid 30's        available
--------------------------------------------------------------------------------------------

RIG NAME                DAYRATE         FUTURE CONTRACT
                        (IN             AND
                        THOUSANDS)      OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Nomad             upper 30's      shipyard repairs beginning mid January 2001 and
                                        ending mid April 2001
--------------------------------------------------------------------------------------------
Ocean Epoch                    -        available
--------------------------------------------------------------------------------------------
Ocean General           upper 40's      contracted for one well with OMVl in lower 60's
                                        ending late January 2001
--------------------------------------------------------------------------------------------
Ocean New Era                  -        available
--------------------------------------------------------------------------------------------
Ocean Bounty            upper 40's      contracted for one well with Nippon in lower 60's
                                        ending mid January 2001
--------------------------------------------------------------------------------------------
Ocean Guardian          lower 40's      contracted for one well extension with Venture in
                                        lower 40's ending mid January 2001; followed by
                                        shipyard ending mid February 2001
--------------------------------------------------------------------------------------------
Ocean Princess          upper 30's      available
--------------------------------------------------------------------------------------------
Ocean Whittington       100's           available
--------------------------------------------------------------------------------------------
Ocean Prospector               -                                 -
--------------------------------------------------------------------------------------------
Ocean Endeavor                 -        available
--------------------------------------------------------------------------------------------
Ocean Rover                    -                                 -
--------------------------------------------------------------------------------------------
Ocean Concord           lower 30's      one well plus option with Walter in mid 30's ending
                                        late January 2001
--------------------------------------------------------------------------------------------
Ocean Lexington         mid 30's        Spar program with Kerr McGee in lower 40's ending
                                        early July 2001
--------------------------------------------------------------------------------------------
Ocean Saratoga          mid 30's        contracted for two wells plus option with Walter in
                                        upper 30's ending late January 2001
--------------------------------------------------------------------------------------------
Ocean Yorktown          lower 60's      available
--------------------------------------------------------------------------------------------
Ocean Voyager           lower 40's      contracted for one well extension with option with
                                        Mariner in lower 40's ending late January 2001
--------------------------------------------------------------------------------------------
Ocean Yatzy             120's           available
--------------------------------------------------------------------------------------------
Ocean Worker            120's           available
--------------------------------------------------------------------------------------------
Ocean Quest             lower 70's      available
--------------------------------------------------------------------------------------------

RIG NAME                DAYRATE         FUTURE CONTRACT
                        (IN             AND
                        THOUSANDS)      OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Winner            lower 80's      contracted for 18 month extension with Petrobras in
                                        lower 80's ending late October 2002
--------------------------------------------------------------------------------------------
Ocean Star              mid 80's        contracted for two well extension with Kerr McGee in
                                        mid 90's ending early April 2001; followed by six
                                        month extension plus option with Kerr McGee in
                                        100's ending early October 2001
--------------------------------------------------------------------------------------------
Ocean Victory           120's           contracted for 180 day extension plus option with BP
                                        in 110's ending late August 2001
--------------------------------------------------------------------------------------------
Ocean America           lower 80's      one well extension plus option with BP in 110's
                                        ending mid June 2001
--------------------------------------------------------------------------------------------
Ocean Valiant           110's           contracted for Conger Prospect in 110's ending late
                                        January 2001; followed by 120's ending late December
                                        2001
--------------------------------------------------------------------------------------------
Ocean Alliance          110's           available
--------------------------------------------------------------------------------------------
Ocean Baroness                 -        available
--------------------------------------------------------------------------------------------
Ocean Confidence        lower 170's     available
--------------------------------------------------------------------------------------------
Ocean Clipper           lower 90's      available
--------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico